WANGER ADVISORS TRUST

Wanger Select

Wanger USA

Wanger International

Wanger International Select

(the “Funds”)

Supplement dated August 1, 2008 to the
Prospectuses dated May 1, 2008

The fee schedule under the administration agreement between Wanger Advisors Trust and Columbia Wanger Asset Management, L.P. has been revised.  Accordingly, the Funds’ prospectuses are revised as follows:

1.                             In each Fund’s prospectus, in the footnote relating to management fees that appears underneath the Annual Fund Operating Expenses table, the sentence that begins “In addition,” is replaced in its entirety with the following:

In addition to advisory fees, effective August 1, 2008, the Fund and the other funds of Wanger Advisors Trust (the “Trust”) pay the Administrator an administration fee based on the average daily aggregate net assets of the Trust at the following annual rates:  0.05% on net assets up to $4 billion; 0.04% on the next $2 billion; 0.03% on the following $2 billion; and 0.02% on net assets in excess of $8 billion.  Previously, the Fund paid an administration fee of 0.05% of net assets.

2.                             In each Fund’s prospectus, in the section entitled Management of the Fund – Primary Service Providers – The Administrator, the paragraph that begins “The Fund pays a fee,” and the table below it are replaced in their entirety with the following:

The Fund pays a fee for the services of the Administrator, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s average daily net assets and is paid monthly, as follows:

Annual Administration Fee Schedule, as a
% of Aggregate Average Daily Net Assets
of Wanger Advisors Trust

first $4 billion	0.05%
next $2 billion	0.04%
next $2 billion	0.03%
net assets over $8 billion	0.02%

WAT-47/154945-0808